Exhibit 99.1

2019 Fourth Quarter Results Investor Presentation

Fourth Quarter 2019 | PACW | p. 2 This communication contains certain forward - looking information about PacWest, including the expected impact to the Company’s allowance for credit losses upon the adoption of the new current expected credit loss (CECL) accounting standard and the expected impact to the Company’s multi - family lending business due to new rent control laws in California and New York, that is intended to be covered by the safe harbor for “forward - looking statements” provided by the Private Securities Litigation Reform Act of 1995. Such statements include future financial and operating results, expectations, intentions and other statements that are not historical facts. Such statements are based on information available at the time of the communication and are based on current beliefs and expectations of the Company’s management and are subject to significant risks, uncertainties and contingencies, many of which are beyond our control. Actual results may differ materially from those set forth or implied in the forward - looking statements due to a variety of factors, including the risk factors described in documents filed by the Company with the U.S. Securities and Exchange Commission. We are under no obligation (and expressly disclaim any such obligation) to update or alter our forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . Forward - Looking Statements

Fourth Quarter 2019 | PACW | p. 3 Presentation Index Company Overview 4 Fourth Quarter Highlights 10 Loans and Leases & Credit Quality 16 Deposits 31 Net Interest Margin 34 Investment Securities 40 Controlled Expenses 42 Non - GAAP Measurements 44 KRX Index Peer Group 46

Fourth Quarter 2019 | PACW | p. 4 Company Overview

Fourth Quarter 2019 | PACW | p. 5 Company Overview Rank based on banks in the KBW Nasdaq Regional Bank Index – “KRX” (1) As of December 31, 2019 (2) For the year ended December 31, 2019 PacWest Bancorp is the holding company for Pacific Western Bank, a high performing commercial bank focused on core deposit growth paired with National Lending and Venture Banking groups $26.8 Billion in Assets $4.5 Billion Market Cap (1) 5 th Largest Bank HQ in California $18.8 Billion in Loans $19.2 Billion in Deposits 6.32 % Dividend Yield (1) 20.66% ROATE (2) 4.54% Net Interest Margin (2) 1.80% ROAA (2) 42.7% Efficiency Ratio (2) Experienced Acquirer - 29 Acquisitions KRX Rank # 1 KRX Rank # 1 KRX Rank # 2 KRX Rank # 6 KRX Rank # 6

Fourth Quarter 2019 | PACW | p. 6 High Performing Profitable Franchise 15.52% 15.15% 21.22% 20.66% 11.41% 11.29% 15.26% 15.38% 2016 2017 2018 2019 ROATE PACW KRX Median 1.66% 1.58% 1.91% 1.80% 1.04% 1.02% 1.35% 1.05% 2016 2017 2018 2019 ROAA PACW KRX median $2.00 $2.00 $2.30 $2.40 2016 2017 2018 2019 Dividend Per Share ($) 39.8% 40.8% 41.0% 42.7% 57.8% 56.2% 55.3% 54.1% 2016 2017 2018 2019 Efficiency Ratio PACW KRX Median Highest yield in KRX Index of 6.32% at 12/31/19 Source: S&P Global Market Intelligence using data as of January 28, 2020. Peer group is banks in the KBW Nasdaq Regional Bank Index – “KRX”.

Fourth Quarter 2019 | PACW | p. 7 Business Model Community Banking National Lending Venture Banking • Attractive branch network with 74 full service branches in California and one in Denver, Colorado • Offers a full suite of deposit products and services, including on - line banking • Focused on business lending products, including commercial real estate, asset - based and tax - exempt • Limited consumer loan offerings • Borrower relationships generally include a deposit account • Efficient deposit model with average Community Banking branch size of $162 million • Diversified by loan and lease type, geography and industry o Asset - Based Lending (ABL) ▪ Lender Finance & Timeshare, Equipment Financing and Premium Finance o Commercial Real Estate ▪ Multifamily , SBA, Construction and General • Focus on small to middle - market businesses • Expertise in niche segments limits new competitors • Borrower relationships may include deposit accounts and treasury services • Five banking groups: Technology, Life Sciences, Fund Finance, Structured Finance, Specialty Finance • Operates a single branch in Durham, NC with $7.1 billion in deposits • Offices located in key innovative hubs across the United States • Offers a comprehensive suite of financial services for venture - backed companies and their venture capital and private equity investors • Provides comprehensive treasury management solutions, including credit cards and international - related products and services to clients • Borrower relationships almost always include a deposit account • Operates Pacific Western Asset Management Inc. (registered investment advisor)

Fourth Quarter 2019 | PACW | p. 8 Nationwide Lender Combined with California Branch Network Los Angeles, CA Durham, NC Chevy Chase, MD Chicago, IL Denver, CO New York, NY Boston, MA Minneapolis, MN Austin, TX Campbell, CA Menlo Park, CA San Francisco, CA San Diego, CA National Lending office Venture Banking office Community Banking branch Colorado Market Expansion • Jon Lorenz - C olorado Market President • Added executive office • Added loan production office • Opened full - service branch in November 2019 • Community Banking team of 16 employees

Fourth Quarter 2019 | PACW | p. 9 Our Acquisition History and Strategy 19 Acquisitions 4 Acquisitions Square1 Assets added: $4.6bn CUB Assets added: $3.5bn 3 FDIC Assisted Acquisitions CapitalSource Assets added: $10.7bn Key Drivers of Accretion Core Funding Customer Retention Cost Savings In - Market Consolidation Market Expansion Asset Generation Capability Strong Core Deposit Base Sound Strategic Focus 2000 - 2007 2008 - 2010 2010 - 2013 2014 2015 2017

Fourth Quarter 2019 | PACW | p. 10 Fourth Quarter Highlights

Fourth Quarter 2019 | PACW | p. 11 Fourth Quarter Highlights • Net earnings of $117.9 million • Earnings per share of $0.98 • ROAA of 1.77% • ROATE of 19.98% Robust Earnings High Performing • Net interest margin of 4.33% • Loan and lease yield of 5.67% • Cost of deposits of 71bps; 83bps in Q3 • Efficiency ratio of 44.8% • Noninterest expense to average assets of 1.86% Loan Growth & Credit Quality • Loan production of $1.0 billion • Full year loan growth of 5% • Classified loans to total loans of 0.93% • Net charge - offs of $0.8 million; 2bps of average loans and leases • Provision for credit losses of $3.0 million Strong Deposit Base & Capital • Core deposits at 84% of total deposits • Noninterest - bearing demand deposits at 38% of total deposits • Tangible common equity ratio of 9.79% • CET1 ratio of 9.78%

Fourth Quarter 2019 | PACW | p. 12 Quarter - Over - Quarter Financial Highlights ∆ ($ in millions, except per share amounts) 4Q19 3Q19 Q / Q Total Assets 26,771$ 26,725$ 0% Loans and Leases HFI, net of deferred fees 18,847$ 18,736$ 1% Total Deposits 19,233$ 19,733$ -3% Core Deposits 16,187$ 16,471$ -2% Net Earnings 117.9$ 110.0$ 7% Earnings Per Share 0.98$ 0.92$ 7% Return on Average Assets ("ROAA") (1) 1.77% 1.65% 0.12 Return on Average Tangible Equity ("ROATE") (1) 19.98% 19.01% 0.97 Tangible Common Equity Ratio (1) 9.79% 9.65% 0.14 Tangible Book Value Per Share (1) 19.77$ 19.43$ 2% Tax Equivalent Net Interest Margin 4.33% 4.46% -0.13 Efficiency Ratio 44.8% 42.3% 2.5 (1) See “Non - GAAP Measurements” slide on page 44.

# Quarterly Credit Quality Trends

| ($ in thousands) | | 4Q18 | 1Q19 | 2Q19 | 3Q19 | 4Q19 |
|---|---|---|---|---|---|---|
| Nonaccrual Loans and Leases HFI | $ | 79,333 | 88,527 | 81,265 | 99,113 | 92,353 |
| As a % of Loans and Leases HFI | % | 0.44% | 0.48% | 0.44% | 0.53% | 0.49% |
| Nonperforming Assets | $ | 84,632 | 91,818 | 82,737 | 100,479 | 92,793 |
| As a % of Loans and Leases & Foreclosed Assets | % | 0.47% | 0.50% | 0.45% | 0.54% | 0.49% |
| Classified Loans and Leases HFI[1] | $ | 237,110 | 190,305 | 190,979 | 188,607 | 175,912 |
| As a % of Loans and Leases HFI | % | 1.32% | 1.04% | 1.03% | 1.01% | 0.93% |
| Credit Loss Provision | $ | 12,000 | 4,000 | 8,000 | 7,000 | 3,000 |
| As a % of Average Loans and Leases (annualized) | % | 0.28% | 0.09% | 0.18% | 0.15% | 0.06% |
| Net Charge-offs | $ | 19,948 | 191 | 11,244 | 4,485 | 767 |
| As a % of Average Loans and Leases (annualized) | % | 0.46% | 0.00% | 0.25% | 0.10% | 0.02% |
| Trailing Twelve Months Net Charge-offs | $ | 43,758 | 38,994 | 33,102 | 35,868 | 16,687 |
| As a % of Average Loans and Leases | % | 0.26% | 0.22% | 0.18% | 0.20% | 0.09% |
| Allowance for Credit Losses (ACL)[2] | $ | 169,333 | 173,142 | 169,898 | 172,413 | 174,646 |
| As a % of Loans and Leases HFI | % | 0.94% | 0.95% | 0.92% | 0.92% | 0.93% |
| ACL / Nonaccrual Loans and Leases HFI | % | 213.45% | 195.58% | 209.07% | 173.96% | 189.11% |

(1) Classified loans and leases are those with a credit risk rating of substandard or doubtful.
(2) Allowance for credit losses includes allowance for loan and lease losses and reserve for unfunded loan commitments.

PacWest Bancorp

Fourth Quarter 2019 | PACW | p. 13

Fourth Quarter 2019 | PACW | p. 14 Year - Over - Year Financial Highlights (1) See “Non - GAAP Measurements” slide on page 44. ∆ ($ in millions, except per share amounts) 2019 2018 Y / Y Total Assets 26,771$ 25,731$ 4% Loans and Leases HFI, net of deferred fees 18,847$ 17,958$ 5% Total Deposits 19,233$ 18,871$ 2% Core Deposits 16,187$ 16,347$ -1% Net Earnings 468.6$ 465.3$ 1% Earnings Per Share 3.90$ 3.72$ 5% Return on Average Assets ("ROAA") 1.80% 1.91% -0.11 Return on Average Tangible Equity ("ROATE") (1) 20.66% 21.22% -0.56 Tangible Common Equity Ratio (1) 9.79% 9.60% 0.19 Tangible Book Value Per Share (1) 19.77$ 18.02$ 10% Tax Equivalent Net Interest Margin 4.54% 5.05% -0.51 Efficiency Ratio 42.7% 41.0% 1.7

Fourth Quarter 2019 | PACW | p. 15 Venture Banking Highlights $9.2mm $11.8mm $11.8mm $7.1mm $8.1mm $8.6mm $5.7mm $5.7mm $5.1mm $2.5mm $7.5mm $8.7mm $2.8mm $4.0mm $4.2mm $4.8mm $6.6mm $9.0mm $32.1mm $43.7mm $47.4mm 2017 2018 2019 Noninterest Income FX Fees Credit Card Fees Deposit Service Charges Warrant Income L/C Fees Other Income 22% 39% 55% 45% 45% 32% 12% 5% 3% 21% 11% 10% $2.1bn $2.0bn $2.2bn 2017 2018 2019 Loan Mix Equity Fund Loans Expansion Stage Late Stage Early Stage $6.1bn $6.9bn $7.1bn $5.8bn $6.3bn $7.0bn 2017 2018 2019 Deposits Period-end Balance Average Balance $16.5mm $11.8mm $4.9mm $3.0mm $16.5mm $12.4mm - $3.7mm $36.0mm $24.2mm $1.2mm 2017 2018 2019 Net Charge - Offs Equity Fund Loans Expansion Stage Late Stage Early Stage

Fourth Quarter 2019 | PACW | p. 16 Loans and Leases & Credit Quality

Fourth Quarter 2019 | PACW | p. 17 Diversified Loan and Lease Portfolio (1) Net of deferred fees and costs ($ in millions) $ Mix $ Mix Real Estate Mortgage: Commercial 4,203$ 22% 4,824$ 27% Income producing and other residential 3,770 20% 3,094 17% Total Real Estate Mortgage 7,973 42% 7,918 44% RE Construction & Land: Commercial 1,082 6% 913 5% Residential 1,656 9% 1,321 8% Total RE Construction & Land 2,738 15% 2,234 13% Total Real Estate 10,711 57% 10,152 57% Commercial: Asset-based 3,748 20% 3,305 18% Venture capital 2,179 12% 2,039 11% Other commercial 1,768 9% 2,061 12% Total Commercial 7,695 41% 7,405 41% Consumer 441 2% 401 2% Total Loans HFI (1) 18,847$ 100% 17,958$ 100% Unfunded commitments 8,183$ 7,528$ 12/31/2019 12/31/2018 Commercial mortgage Income producing and other residential Commercial construction Residential construction Asset - based Venture capital Other commercial Consumer As of December 31, 2019

Fourth Quarter 2019 | PACW | p. 18 Diversified Loan and Lease Portfolio ($ in millions) $ Mix $ Mix Asset-Based: Lender Finance & Timeshare 2,119$ 57% 1,781$ 54% Equipment Finance 852 23% 734 22% Premium Finance 467 12% 356 11% Other 310 8% 434 13% Total Asset-Based 3,748$ 100% 3,305$ 100% 12/31/2019 12/31/2018 ($ in millions) $ Mix $ Mix Real Estate: Income Producing Residential 3,666$ 34% 2,971$ 29% Construction & Land (1) 2,738 26% 2,234 22% Other Commercial 2,686 25% 3,238 32% Hospitality 626 6% 575 6% SBA 557 5% 559 6% Healthcare 334 3% 452 4% Other Residential 104 1% 123 1% Total Real Estate 10,711$ 100% 10,152$ 100% 12/31/2019 12/31/2018 Other Commercial, $2,686mm, 25% SBA , $557mm , 5% Hospitality , $626mm , 6% Income Producing Residential, $3,666mm, 34% Healthcare , $334mm , 3% Other Residential , $104mm , 1% Construction & Land , $2,738mm , 26% Real Estate ($10.7B) Lender Finance & Timeshare, $2,119mm, 57% Equipment Finance, $852mm, 23% Premium Finance, $467mm, 12% Other, $310mm, 8% Asset - Based ($3.7B) (1) Of which land represents $174 million and $169 million as of 12/31/19 and 12/31/18.

Fourth Quarter 2019 | PACW | p. 19 Diversified Loan and Lease Portfolio ($ in millions) $ Mix $ Mix Venture Capital: Equity Fund Loans 1,199$ 55% 798$ 39% Expansion Stage 693 32% 908 45% Early Stage 213 10% 225 11% Late Stage 74 3% 108 5% Total Venture Capital 2,179$ 100% 2,039$ 100% 12/31/2019 12/31/2018 ($ in millions) $ Mix $ Mix Other Commercial: Security Monitoring 619$ 35% 643$ 31% Secured Business Loans 583 33% 788 38% Unsecured Business Loans 217 12% 243 12% Municipal 160 9% 121 6% SBA 78 5% 84 4% HOA Loans 73 4% 68 3% Cash Flow 38 2% 114 6% Total Other Commercial 1,768$ 100% 2,061$ 100% 12/31/2019 12/31/2018 Security Monitoring , $619mm , 35% Municipal , $160mm , 9% Cash Flow , $38mm , 2% SBA , $78mm , 5% Secured Business Loans , $583mm , 33% HOA Loans , $73mm , 4% Unsecured Business Loans , $217mm , 12% Other Commercial ($1.8B) Equity Fund Loans, $1,199mm, 55% Expansion Stage, $693mm, 32% Early Stage, $213mm, 10% Late Stage, $74mm, 3% Venture Capital ($2.2B)

# Balancing Quality Growth with Our Credit De-Risking Strategy



Growth Initiatives
De-Risking Initiatives
CapitalSource Acquisition
New National Construction Lending Team
Square 1 Acquisition
New Multi-Family Lending Team
New Tax-Exempt Lending Team
CUB Acquisition
Colorado Market Expansion
2014
2015
2016
2017
2018
2019
Sold Celtic Capital
Strengthened construction lending criteria - lower loan- to-cost ratio
Sold PWEF Leasing
Began to reduce exposure to Healthcare Real Estate
Began to emphasize Equity Fund Loans in Venture Banking
Sold $1.5bn of Cash Flow Loans
Discontinued originating Security Monitoring and NL Healthcare RE loans

PacWest Bancorp

Fourth Quarter 2019 | PACW | p. 20

Fourth Quarter 2019 | PACW | p. 21 Credit De - Risking – Specific Portfolios $955mm $844mm $452mm $334mm 2016 2017 2018 2019 Healthcare Real Estate Loans 16% 22% 39% 55% 46% 45% 45% 32% 15% 12% 5% 3% 23% 21% 11% 10% $2.0b $2.1b $2.0b $2.2b 2016 2017 2018 2019 Venture Banking Loan Portfolio Equity Fund Loans Expansion Stage Late Stage Early Stage • Exited Cash Flow lending business in 2017 • Shifted Venture Banking strategy to grow Equity Fund Loans • Reduced exposure to Healthcare R.E. and in October 2019 ceased originating NL Healthcare R.E. loans • Results: • Decreased classified loans from 2.67% at YE2016 to 0.93% at YE2019 • Decreased nonaccrual loans from 1.11% at YE2016 to 0.49% at YE2019 $2,373mm $279mm $114mm $38mm 2016 2017 2018 2019 Commercial Cash Flow Loans Exited Business Reduced Exposure

Fourth Quarter 2019 | PACW | p. 22 Credit De - Risking – Evolution of National Lending Lender finance , $2.0bn Equip. finance , $0.9bn Other commercial , $0.1bn Healthcare R.E. , $0.3bn Multi - family , $3.4bn Other R.E. mortgage , $1.4bn Construction & land , $1.4bn Security monitoring , $0.6bn Premium finance , $0.5bn $10.6b NL Portfolio at 12/31/19 Pre - 2008 , 3% 2008 - 2013 , 8% 2014 , 3% 2015 , 4% 2016 , 6% 2017 , 20% 2018 , 28% 2019 , 28% $10.6b NL Portfolio by Origination Year $2.9mm $16.0mm $28.0mm $31.0mm $21.0mm $6.1mm 0 5 10 15 20 25 30 35 2014 2015 2016 2017 2018 2019 NL Gross Charge - offs by Year Pre - merger 2008 - 2014 • CapitalSource experienced elevated cumulative losses of 7.5% on $24 billion of loans originated between 2003 and 2008. • From 2008 to 2009 , transformative changes were made: ▪ New CEO - Jim Pieczynski ▪ Adopted bank - standard lending practices ▪ Discontinued several lending products that accounted for 2/3 of the cumulative losses ▪ Adjusted remaining lending products that accounted for 1/3 of the cumulative losses ▪ Focused lending towards lower volatility and higher collateral coverage quality sectors Cash flow , $1.6bn Lender finance , $1.2bn Equip. finance , $0.9bn Other commercial , $0.9bn Healthcare R.E. , $0.8bn Multi - family , $0.7bn Other R.E. mortgage , $1.1bn Construction & land, $0.1bn Security monitoring , $0.4bn At Acquisition $7.7b NL Portfolio at 6/30/14 Transformation of National Lending 2014 to Today 89% of loans originated post merger

Fourth Quarter 2019 | PACW | p. 23 Multi - Family Apts , 49% Condominiums , 7% Hospitality , 14% Office , 7% Land , 4% Retail , 3% SFR , 2% Industrial, Mixed - Use & Other , 14% Commitments by Property Type Construction & Land Loans - $2.7 Billion at 12/31/19 Washington , 2% Other , 8% Florida , 4% Wash. DC , 6% New York , 13% Virginia , 3% N. Carolina , 3% California , 61% Portfolio by State Commitment Amount Count 12/31/19 Tota l 12/31/19 % of Tota l $0 ~ $10mm 144 $ 522mm 9% $10mm ~ $25mm 64 980mm 16% $25mm ~ $50mm 52 1,963mm 33% $50mm ~ $100mm 20 1,379mm 23% $100mm ~ $150mm 9 1,104mm 19% Total $ 5,948mm LTC < 40%, 5% LTC 40% - 50%, 12% LTC 50% - 60%, 37% LTC 60% - 70%, 29% LTC > 70%, 17% Commitments By Loan - To - Cost Range

# Multi-Family Loans

## Recent Rent Control Legislation

- Rent control law passed in CA:
  - Places an annual cap on rent increases statewide for buildings over 15 years old;
  - Limits rent increases for occupied units – does not limit rent increases when a unit becomes vacant;
  - Annual rent increases capped at 5% + inflation adjustment (10% cap);
  - Major CA cities already have restrictive caps in place – local ordinances that are more restrictive than new law will remain in place.
- Rent control laws passed in New York:
  - Limits rent increases for occupied units and when a unit becomes vacant.
- Neither legislation is expected to have a significant impact to PACW given rent cap limits and previous existing laws (CA) or limited exposure (NY).

**$1.2bn[(1)] MF Construction Portfolio**


N. Carolina, 5%
Others, 6%
Virginia, 6%
Washinton, 5%
Florida, 6%
Washington DC, 9%
California, 63%

## Income Producing Residential

| Principal Balance Amount | Count | 12/31/19 Total | 12/31/19 % of Total |
|---|---|---|---|
| < $1mm | 469 | $ 201mm | 5% |
| $1mm ~ $5mm | 645 | 1,528mm | 42% |
| $5mm ~ $10mm | 160 | 1,097mm | 30% |
| $10mm ~ $25mm | 37 | 527mm | 14% |
| $25mm ~ $106mm | 4 | 313mm | 9% |
| Total | | $ 3,666m | |

**$3.7bn[(2)] Income Producing Residential Portfolio**


Others, 7%
Colorado, 3%
New York, 3%
Oregon, 4%
Florida, 8%
Washington, 6%
California, 69%

(1) MF construction commitments total $2.9bn and have a weighted average loan-to-cost ratio of 60% as of December 31, 2019.
(2) $1.4bn, or approximately 38%, of MF portfolio is 50% risk-weighted.

PacWest Bancorp

Fourth Quarter 2019 | PACW | p. 24

# Security Monitoring Loans

- New technology is disrupting the security alarm business, causing increased customer acquisition costs and customer attrition and, thereby, adversely impacting business models and valuations
- Heightened monitoring of our credit risk for this portfolio; discontinued new originations in October 2019
- $246mm or 40% of the portfolio are SNCs
- 5.90% WAC; 100% variable rate; WAM 26 months
- $145mm of unfunded commitments; subject to an availability formula based upon eligible recurring monthly revenue
- A lending product since 2003; experienced one loss ($1.5mm) in 1Q19 over this timeframe
- In 4Q19 special mention loans increased $63mm due primarily to the downgrade of two loans ($77mm) partially offset by the payoff of one loan ($15mm)

| Risk Rating | Count | 12/31/19 Total |
|---|---|---|
| Pass | 29 | $ 421mm |
| Special Mention | 6 | 163mm |
| Classified | 2 | 35mm |
| **Total** | **37** | **$ 619mm** |

| Balance by Tranche | Count | 12/31/19 Total |
|---|---|---|
| < $5mm | 8 | $ 22mm |
| $5mm ~ $10mm | 10 | 77mm |
| $10mm ~ $20mm | 5 | 73mm |
| $20mm ~ $30mm | 5 | 124mm |
| $30mm ~ $40mm | 7 | 238mm |
| $40mm ~ $45mm | 2 | 85mm |
| **Total** | **37** | **$ 619mm** |

## Contractual Maturity Table



$125mm
$160mm
$184mm
$150mm
2020
2021
2022
2023-24

## Portfolio by Revenue Source[(1)]



Personal Emergency Response Systems 6%
Residential 50%
Commercial 44%

(1) Revenue allocated based upon the borrowers' customer mix.

PacWest Bancorp

Fourth Quarter 2019 | PACW | p. 25

Fourth Quarter 2019 | PACW | p. 26 Shared National Credits (SNCs) $2.1bn $2.3bn $1.2bn $840mm $755mm 2015 2016 2017 2018 2019 Total $2.1bn $2.3bn $1.2bn $840mm $755mm Classified $81mm $70mm $41mm $67mm $40mm Nonaccrual $- $13mm $15mm $- $15mm SNC Loans Healthcare RE, $41mm , 5% Equity Funds Lines, $62mm , 8% RE Development , $31mm , 4% Consumer Finance , $241mm , 32% RE Rental & Leasing , $42mm , 6% Other , $38mm , 5% Security Monitoring, $ 246mm , 33% Information , $54mm , 7% $755mm of SNC Loans at 12/31/2019 ▪ SNCs are not a line of business. SNC relationships are included in business line balances. ▪ SNCs are facilities of $100 million or greater with a federally supervised agent/lead bank shared by three or more federally supervised financial institutions. ▪ Credit underwriting standards are the same as standards applied to all loans. ▪ No energy - related or franchise restaurant SNCs. 67% decrease

Fourth Quarter 2019 | PACW | p. 27 Loan and Lease Production of $ 1.0 Billion in 4Q19 $1,572 $1,175 $1,436 $1,231 $1,021 $1,186 $1,193 $1,294 $1,288 $1,318 $1,071 $933 $1,529 $1,391 $816 $920 $1,039 $980 $838 $1,407 $2,758 $2,368 $2,730 $2,519 $2,339 $1,991 $1,972 $2,509 $2,229 $2,223 4.0% 4.5% 5.0% 5.5% 6.0% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 4Q18 1Q19 2Q19 3Q19 4Q19 Avg. Rate on Production Millions Production Disbursements Payoffs Paydowns Rate on Production (1) The weighted average TE rate on production presents contractual rates and does not include amortized fees. Amortized fees add ed approximately 22 basis points to loan yields in 2019 and 31 basis points in 2018. Decrease in the WAC on production in 4Q19 due primarily to the decrease in 1 - month LIBOR, change in mix including absence of healthcare R.E. and security monitoring loans, an d a couple of larger deal - specific loans in lender finance and equipment finance. (2) Net of deferred fees and costs (3) “Quarterly Change” equals “Net Difference” plus transfers to loans held for sale, transfers to OREO, charge - offs and loan sales. ($ in millions) Production/ Disbursements Payoffs/ Paydowns Net Difference Rate on Production (1) ($ in millions) Loans Beginning Balance (2) Loans Ending Balance (2) Quarterly Change (3) 4Q19 2,339$ 2,223$ 116$ 4.73% 4Q19 18,736$ 18,847$ 111$ 3Q19 2,519 2,229 290 5.28% 3Q19 18,473 18,736 263 2Q19 2,730 2,509 221 5.15% 2Q19 18,308 18,473 165 1Q19 2,368 1,972 396 5.11% 1Q19 17,958 18,308 350 4Q18 2,758 1,991 767 5.38% 4Q18 17,230 17,958 728

Fourth Quarter 2019 | PACW | p. 28 $4,686 $4,889 $4,863 $3,204 $4,104 $5,092 $3,802 $4,289 $4,670 $2,769 $3,481 $4,263 $7,890 $8,993 $9,955 $6,571 $7,770 $8,933 4.0% 4.5% 5.0% 5.5% 6.0% $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 2017 2018 2019 Avg. Rate on Production Millions Production Disbursements Payoffs Paydowns Rate on Production ($ in millions) Production/ Disbursements Payoffs/ Paydowns Net Difference Rate on Production (1) ($ in millions) Loans Beginning Balance (2) Loans Ending Balance (2) Annual Change (3) Annual Growth 2019 9,955$ 8,933$ 1,022$ 5.06% 2019 17,958$ 18,847$ 889$ 5% 2018 8,993 7,770 1,223 5.23% 2018 16,973 17,958 985 6% 2017 7,890 6,571 1,319 4.98% 2017 15,456 16,973 1,517 10% Loan and Lease Production of $4.9 Billion in 2019 (1) The weighted average TE rate on production presents contractual rates and does not include amortized fees. Amortized fees add ed approximately 22 basis points to loan yields in 2019, 31 basis points in 2018 and 30 basis points in 2017. (2) Net of deferred fees and costs (3) “Annual Change” equals “Net Difference” plus transfers to loans held for sale, transfers to OREO, charge - offs , acquired loans a nd loan sales.

Fourth Quarter 2019 | PACW | p. 29 Credit Quality Trends (1) ($ in thousands) 2016 2017 2018 2019 Nonaccrual Loans and Leases HFI $ 170,599 155,784 79,333 92,353 As a % of Loans and Leases HFI % 1.11% 0.92% 0.44% 0.49% Nonperforming Assets $ 183,575 157,113 84,632 92,793 As a % of Loans and Leases & Foreclosed Assets % 1.20% 0.93% 0.47% 0.49% Classified Loans and Leases HFI (2) $ 409,645 278,405 237,110 175,912 As a % of Loans and Leases HFI % 2.67% 1.65% 1.32% 0.93% Credit Loss Provision $ 61,000 59,000 (3) 45,000 22,000 As a % of Average Loans and Leases % 0.42% 0.37% 0.27% 0.12% Net Charge-offs $ 21,990 62,957 43,758 16,687 As a % of Average Loans and Leases % 0.15% 0.40% 0.26% 0.09% Allowance for Credit Losses (ACL) (4) $ 161,278 161,647 169,333 174,646 As a % of Loans and Leases HFI % 1.05% 0.96% 0.94% 0.93% ACL / Nonaccrual Loans and Leases HFI % 94.54% 103.76% 213.45% 189.11% (1) Amounts and ratios related to 2019 and 2018 periods are for total loans and leases. Amounts and ratios for 2017 and 2016 are for Non - PCI loans and leases. (2) Classified loans and leases are those with a credit risk rating of substandard or doubtful. (3) Net of $14.1 million negative provision recorded in conjunction with the sale of $1.5 billion of cash flow loans. (4) Allowance for credit losses includes allowance for loan and lease losses and reserve for unfunded loan commitments.

Fourth Quarter 2019 | PACW | p. 30 Current Expected Credit Loss (CECL) Impact ▪ Estimated increase to ACL upon 1/1/20 adoption in the range of 0 - 10% ▪ Will provide an update and Day 1 impact/transition adjustment in our 2019 Form 10 - K disclosures ▪ Impact influenced by short - duration commercial loan portfolio; minimal consumer loan portfolio (<2.5% of total loan portfolio) ▪ Negligible impact to capital ratios based on current estimates ▪ Estimate based on 9/30/19 loan balances, current economic forecasts and assumptions using a one - year reasonable and supportable forecast period ▪ Current estimate and future calculations all highly dependent on loan composition, model methodologies, various assumptions, economic forecasts and judgments ▪ Anticipate volatility in the allowance for credit losses and the provision for credit losses due to fluctuations in economic forecasts, economic conditions, assumptions and volume of new originations and payoffs

Fourth Quarter 2019 | PACW | p. 31 Deposits

# Deposit Detail

| ($ in millions) Deposit Category | At or For the Year Ended December 31, 2019 Average $ | Year-End $ | Mix | At or For the Year Ended December 31, 2018 Average $ | Year-End $ | Mix |
|---|---|---|---|---|---|---|
| Noninterest-bearing demand | $ 7,537 | $ 7,243 | 38% | $ 8,211 | $ 7,889 | 42% |
| Interest checking | 3,357 | 3,754 | 19% | 2,331 | 2,843 | 15% |
| Money market | 4,727 | 4,690 | 24% | 4,704 | 5,044 | 27% |
| Savings | 526 | 500 | 3% | 642 | 571 | 3% |
| Total core deposits | 16,147 | 16,187 | 84% | 15,888 | 16,347 | 87% |
| Non-core non-maturity deposits | 462 | 497 | 3% | 518 | 518 | 3% |
| Total non-maturity deposits | 16,609 | 16,684 | 87% | 16,406 | 16,865 | 90% |
| Time deposits $250,000 and under | 2,178 | 2,066 | 11% | 1,497 | 1,594 | 8% |
| Time deposits over $250,000 | 463 | 483 | 2% | 359 | 412 | 2% |
| Total time deposits | 2,641 | 2,549 | 13% | 1,856 | 2,006 | 10% |
| Total deposits [(1)] | $ 19,250 | $ 19,233 | 100% | $ 18,262 | $ 18,871 | 100% |



December 31, 2019
Interest checking
Money market
Savings deposits
Non-core non-maturity deposits
Time deposits $250,000 and under
Time deposits over $250,000
Noninterest-bearing demand
Core: 84%



December 31, 2018
Interest checking
Money market
Savings deposits
Non-core non-maturity deposits
Time deposits $250,000 and under
Time deposits over $250,000
Noninterest-bearing demand
Core: 87%

(1) Does not include $1.5 billion and $1.9 billion of client investment funds held at December 31, 2019 and December 31, 2018, respectively.

PacWest Bancorp

Fourth Quarter 2019 | PACW | p. 32

Fourth Quarter 2019 | PACW | p. 33 Cost of Deposits ▪ The cost of average total deposits peaked in 3Q19 at 0.83% and declined by 12 basis points in 4Q19 to 0.71%, reflecting actions taken to reduce certain deposit rates in light of the federal funds target rate cuts during the third quarter of 2019. ▪ The cost of average interest - bearing deposits peaked in 2Q19 at 1.35% and has since declined by 21 basis points to 1.14% in 4Q19. $18.9 $19.3 $18.8 $19.7 $19.2 1.10% 1.24% 1.35% 1.34% 1.14% 0.62% 0.73% 0.81% 0.83% 0.71% 0.00% 0.50% 1.00% 1.50% 2.00% 0.0 5.0 10.0 15.0 20.0 25.0 4Q18 1Q19 2Q19 3Q19 4Q19 Cost Balance ($ in Billions) Core Deposits Non-Core Deposits Cost of Average Interest-Bearing Deposits Cost of Average Total Deposits

Fourth Quarter 2019 | PACW | p. 34 Net Interest Margin

Fourth Quarter 2019 | PACW | p. 35 4.97% 5.11% 5.18% 4.99% 4.91% 4.69% 4.72% 4.46% 4.33% 3.59% 3.60% 3.64% 3.61% 3.64% 3.58% 3.58% 3.45% 3.45% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 PACW Reported TE NIM KRX Median NIM Industry Leading Tax Equivalent Net Interest Margin Source: S&P Global Market Intelligence using data as of January 28, 2020. Peer group is banks in the KBW Nasdaq Regional Bank Index – “KRX”.

Fourth Quarter 2019 | PACW | p. 36 5.89% 6.11% 6.30% 6.20% 6.27% 6.16% 6.26% 5.91% 5.67% 5.74% 5.92% 6.09% 6.06% 6.11% 6.09% 6.18% 5.86% 5.60% 4.53% 4.60% 4.78% 4.89% 5.01% 5.08% 5.09% 4.99% 4.82% 4.00% 4.50% 5.00% 5.50% 6.00% 6.50% 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 PACW - Reported TE Avg. Loan Yield PACW - Loan Yield Excluding Discount Accretion KRX - Median Loan Yield Higher Loan Yields From Disciplined & Diversified Lending Source: S&P Global Market Intelligence using data as of January 28, 2020. Peer group is banks in the KBW Nasdaq Regional Bank Index – “KRX”. CUB acquisition

Fourth Quarter 2019 | PACW | p. 37 0.30% 0.31% 0.37% 0.46% 0.62% 0.73% 0.81% 0.83% 0.71% 0.42% 0.43% 0.52% 0.60% 0.71% 0.81% 0.86% 0.85% 0.82% 1.15% 1.20% 1.45% 1.74% 1.92% 2.40% 2.40% 2.19% 1.76% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 PACW - Reported Average Total Deposits Cost KRX - Median Deposits Cost Avg Fed Funds Rate Deposit Franchise – 4Q19 Cost of 71 Basis Points Source: S&P Global Market Intelligence using data as of January 28, 2020. Peer group is banks in the KBW Nasdaq Regional Bank Index – “KRX”.

Fourth Quarter 2019 | PACW | p. 38 Variable - Rate and Hybrid Loans by Index ($ in Millions) Amount % 1 - month LIBOR $ 6,364 2 - month LIBOR 22 3 - month LIBOR 101 6 - month LIBOR 2,911 12 - month LIBOR 185 Total LIBOR - Based Loans 9,583 63% Prime Rate 4,413 29% Other Index 1,189 8% Total Variable - Rate/Hybrid Loans $ 15,185 100% Interest Rate Components of the Loan and Lease Portfolio $919mm $946mm $1,110mm $4,683mm 1 Year 2 Years 3 Years > 3 Years Fixed/Hybrid Years to Maturity/Repricing Fixed - Rate , 20% Variable - Rate, 60% Hybrid , 20%, Loan Portfolio by Repricing Type 0.0% 20.0% 40.0% 60.0% 80.0% - 2,000 4,000 6,000 8,000 10,000 Floor is In the Money Now cut 25 bps cut 50 bps cut 75 bps cut 100 bps cut 125 bps cut 150 bps cut 175 bps cut 200 bps % of Variable Rate Loans Cumulative Balance ($ 000’s) Amount of Rate Cut Floor Analysis - Variable Rate Loans as of December 31, 2019 As of 4Q19 As of 3Q19 Percent

Fourth Quarter 2019 | PACW | p. 39 Sensitivity of Net Interest Income to Interest Rate Changes Note: The above table presents forecasted net interest income and net interest margin for the next 12 months using the forwar d y ield curve as of December 31, 2019 as the base scenario and shocking the static balance sheet for immediate and sustained parallel upward movements in int erest rates of 100, 200 and 300 basis points and a downward movement in interest rates of 25, 50 and 100 basis points . ($ in millions) Interest Rate Scenario Forecasted Net Interest Income (Tax Equivalent) Percentage Change from Base Forecasted Net Interest Margin (Tax Equivalent) Up 300 basis points $ 1,116.7 16.4% 4.81% Up 200 basis points 1,060.7 10.6% 4.57% Up 100 basis points 1,004.3 4.7% 4.33% Base case 959.1 - 4.13% Down 25 basis points 948.4 - 1.1% 4.09% Down 50 basis points 941.8 - 1.8% 4.06% Down 100 basis points 928.5 - 3.2% 4.00%

Fourth Quarter 2019 | PACW | p. 40 Investment Securities

Fourth Quarter 2019 | PACW | p. 41 Diversified Investment Portfolio (1) Fair value at 12/31/19 (2) Yield is for 4Q19 (3) Not rated category comprised primarily of not rated revenue bonds backed by an underlying agency security or CRA - related revenue bon ds. Asset - backed Securities , $215mm , 6% Agency Residential MBS , $305mm , 8% Agency Residential CMOs , $1,136mm , 30% Agency Commercial MBS , $1,108mm , 29% Private CMOs , $100mm , 3% Municipal Securities , $735mm , 19% Collateralized Loan Obligations , $124mm , 3% Other , $74mm , 2% $3.8 Billion Total Investment Portfolio (1) 5.8 5.6 6.0 6.3 6.3 5.2 5.0 4.5 4.4 4.4 4 5 6 7 4Q18 1Q19 2Q19 3Q19 4Q19 Years Average Life and Effective Duration Average Life Effective Duration S&P Ratings % Total Issue Type % Total AAA 11% G.O. Limited 5% AA 82% G.O . Unlimited 49% A 2% Revenue 46% BBB 1% Not Rated (3) 4% 100% 100% 3.07% overall portfolio tax equivalent yield (2) Municipal Securities Composition

Fourth Quarter 2019 | PACW | p. 42 Controlled Expenses

Fourth Quarter 2019 | PACW | p. 43 41.0% 41.7% 39.8% 40.9% 41.7% 42.4% 41.6% 42.3% 44.8% 54.4% 56.3% 54.8% 53.7% 54.1% 54.3% 54.3% 54.1% 55.6% 35.0% 40.0% 45.0% 50.0% 55.0% 60.0% 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 PACW Reported Efficiency Ratio KRX Median Efficiency Ratio Efficiency Ratio Trend Source: S&P Global Market Intelligence using data as of January 28, 2020. Peer group is banks in the KBW Nasdaq Regional Bank Index – “KRX”.

Fourth Quarter 2019 | PACW | p. 44 Non - GAAP Measurements

# Non-GAAP Measurements

The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company's operational performance and to enhance investors' overall understanding of such financial performance. These non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. The table below presents reconciliations of certain GAAP to non-GAAP financial measures.

| ($ in thousands, except per share amounts) | December 31, 2019 | September 30, 2019 | June 30, 2019 | March 31, 2019 | December 31, 2018 |
|---|---|---|---|---|---|
| **Tangible Common Equity Ratio & Tangible Book Value Per Share** | | | | | |
| Stockholders' equity | $ 4,954,697 | $ 4,920,108 | $ 4,852,010 | $ 4,790,982 | $ 4,825,588 |
| Less: Intangible assets | 2,587,064 | 2,591,217 | 2,596,050 | 2,600,920 | 2,605,790 |
| Tangible common equity | $ 2,367,633 | $ 2,328,891 | $ 2,255,960 | $ 2,190,062 | $ 2,219,798 |
| Total assets | $ 26,770,806 | $ 26,724,627 | $ 26,344,414 | $ 26,324,138 | $ 25,731,354 |
| Less: Intangible assets | 2,587,064 | 2,591,217 | 2,596,050 | 2,600,920 | 2,605,790 |
| Tangible assets | $ 24,183,742 | $ 24,133,410 | $ 23,748,364 | $ 23,723,218 | $ 23,125,564 |
| Equity to assets ratio | 18.51% | 18.41% | 18.42% | 18.20% | 18.75% |
| Tangible common equity ratio (1) | 9.79% | 9.65% | 9.50% | 9.23% | 9.60% |
| Book value per share | $ 41.36 | $ 41.06 | $ 40.49 | $ 39.86 | $ 39.17 |
| Tangible book value per share (2) | $ 19.77 | $ 19.43 | $ 18.83 | $ 18.22 | $ 18.02 |
| Shares outstanding | 119,781,605 | 119,831,192 | 119,829,104 | 120,201,149 | 123,189,833 |
| **Return on Average Tangible Equity** | | | | | |
| Net earnings | $ 117,881 | $ 110,026 | $ 128,125 | $ 112,604 | $ 115,041 |
| Average stockholders' equity | $ 4,930,182 | $ 4,890,746 | $ 4,818,889 | $ 4,815,965 | $ 4,758,401 |
| Less: Average intangible assets | 2,589,217 | 2,593,925 | 2,598,762 | 2,603,842 | 2,608,497 |
| Average tangible common equity | $ 2,340,965 | $ 2,296,821 | $ 2,220,127 | $ 2,212,123 | $ 2,149,904 |
| Return on average equity | 9.49% | 8.93% | 10.66% | 9.48% | 9.59% |
| Return on average tangible equity (3) | 19.98% | 19.01% | 23.15% | 20.64% | 21.23% |

(1) Tangible common equity divided by tangible assets
(2) Tangible common equity divided by shares outstanding
(3) Annualized net earnings divided by average tangible common equity.

PacWest Bancorp

Fourth Quarter 2019 | PACW | p. 45

# Bank Holding Companies and Banks in the KRX Index

**Total Assets (*in billions*)**

| | | | | | | | |
|---|---|---|---|---|---|---|---|
| 1 | Popular, Inc. | BPOP | $ 52.115 | 26 | Prosperity Bancshares, Inc. | PB | $ 22.093 |
| 2 | Signature Bank | SBNY | $ 50.616 | 27 | Fulton Financial Corporation | FULT | $ 21.897 |
| 3 | Synovus Financial Corp. | SNV | $ 48.203 | 28 | BancorpSouth Bank | BXS | $ 21.053 |
| 4 | TCF Financial Corp. | TCF | $ 46.652 | 29 | First Hawaiian, Inc. | FHB | $ 20.599 |
| 5 | East West Bancorp, Inc. | EWBC | $ 44.196 | 30 | Old National Bancorp | ONB | $ 20.412 |
| 6 | First Horizon National Corporation | FHN | $ 43.311 | 31 | United Bankshares, Inc. | UBSI | $ 19.751 |
| 7 | Wintrust Financial Corporation | WTFC | $ 36.621 | 32 | Cathay General Bancorp | CATY | $ 18.097 |
| 8 | F.N.B. Corporation | FNB | $ 34.615 | 33 | Bank of Hawaii Corporation | BOH | $ 18.095 |
| 9 | Valley National Bancorp | VLY | $ 33.766 | 34 | First Midwest Bancorp, Inc. | FMBI | $ 17.850 |
| 10 | BankUnited, Inc. | BKU | $ 32.871 | 35 | Cadence Bancorporation | CADE | $ 17.785 |
| 11 | Texas Capital Bankshares, Inc. | TCBI | $ 32.548 | 36 | Washington Federal, Inc. | WAFD | $ 16.423 |
| 12 | Associated Banc-Corp | ASB | $ 32.386 | 37 | Hope Bancorp, Inc. | HOPE | $ 15.667 |
| 13 | Cullen/Frost Bankers, Inc. | CFR | $ 32.248 | 38 | Home Bancshares, Inc. | HOMB | $ 15.032 |
| 14 | IBERIABANK Corporation | IBKC | $ 31.713 | 39 | First Financial Bancorp | FFBC | $ 14.512 |
| 15 | Hancock Whitney Corporation | HWC | $ 30.601 | 40 | Columbia Banking Systems, Inc. | COLB | $ 14.080 |
| 16 | Sterling Bancorp | STL | $ 30.586 | 41 | Glacier Bancorp, Inc. | GBCI | $ 13.684 |
| 17 | Webster Financial Corporation | WBS | $ 30.389 | 42 | Trustmark Corporation | TRMK | $ 13.585 |
| 18 | Umpqua Holdings Corporation | UMPQ | $ 28.847 | 43 | United Community Banks, Inc. | UCBI | $ 12.916 |
| 19 | Pinnacle Financial Partners, Inc. | PNFP | $ 27.805 | 44 | Community Bank Systems, Inc. | CBU | $ 11.410 |
| 20 | Western Alliance Bancorporation | WAL | $ 26.822 | 45 | CVB Financial Corp. | CVBF | $ 11.282 |
| 21 | **PacWest Bancorp** | **PACW** | **$ 26.771** | 46 | Provident Financial Services, Inc. | PFS | $ 9.918 |
| 22 | Investors Bancorp | ISBC | $ 26.725 | 47 | Boston Private Financial Holdings, Inc. | BPFH | $ 8.831 |
| 23 | Commerce Bankshares, Inc. | CBSH | $ 26.066 | 48 | First Financial Bankshares, Inc. | FFIN | $ 8.262 |
| 24 | UMB Financial Corporation | UMBF | $ 24.143 | 49 | First Commonwealth Financial Corporation | FCF | $ 8.152 |
| 25 | Bank OZK | OZK | $ 23.559 | 50 | Brookline Bancorp, Inc. | BRKL | $ 7.878 |

Source: S&P Global Market Intelligence using data as of January 28, 2020.
Banks in the KRX Index as of December 31, 2019.

PacWest Bancorp

Fourth Quarter 2019 | PACW | p. 46